UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 8, 2019

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California		90067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	AL	New York
6.150% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series A	AL PRA	New York

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Air Lease Corporation’s (the “Company’s”) Class A Common Stockholders at the 2019 Annual Meeting of Stockholders held on May 8, 2019:

1)	The election of eight directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2)	The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019.

3)	The advisory approval of 2018 compensation awarded to named executive officers.

Holders of the Company’s Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to, each matter are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew J. Hart	84,382,760	4,645,095	148,537	12,201,098
Cheryl Gordon Krongard	88,620,952	305,872	249,568	12,201,098
Marshall O. Larsen	78,991,390	10,032,720	152,282	12,201,098
Robert A. Milton	82,285,824	6,686,387	204,181	12,201,098
John L. Plueger	88,730,494	301,360	144,538	12,201,098
Ian M. Saines	88,728,251	295,704	152,437	12,201,098
Dr. Ronald D. Sugar	77,876,210	11,155,126	145,056	12,201,098
Steven F. Udvar-Házy	88,298,709	734,721	142,962	12,201,098

The eight nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of KPMG LLP as Air Lease Corporation’s Independent Registered Public Accounting Firm for 2019

The results of the voting were 100,416,214 for, 814,911 against and 146,365 abstentions. There were no broker non-votes on this matter. The appointment of KPMG LLP was ratified for 2019.

Advisory Approval of 2018 Named Executive Officer Compensation

The results of the voting were 85,295,507 for, 3,290,276 against, 590,609 abstentions and 12,201,098 broker non-votes. The 2018 compensation awarded to Air Lease Corporation’s named executive officers was approved on an advisory basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION

Date: May 10, 2019	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer